SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2012

SOURCE GOLD CORPORATION.

(Exact name of Company as specified in its charter)

Nevada	000-54840	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2 Toronto Street, Suite 234 Toronto, Ontario, Canada M5C 2B5
(Address of principal executive offices)

Phone: (289) 208-6664
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective on or about December 12, 2012, the Company terminated the services of its principal independent auditor, De Joya Griffith (the “Former Accountant”).

In the Former Accountant’s principal accountant’s report on the Company’s financial statements for its fiscal years ended July 31, 2012 and 2011, no adverse opinion or disclaimer of opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. Our Former Accountant’s report on the Company’s financial statements for the years ended July 31, 2012 and 2011, as reported in the registrant’s Form 10-K that was filed with the Securities and Exchange Commission on November 7, 2012, contained a paragraph concerning uncertainty as to the Company’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty.

The change in auditor was recommended, approved and ratified by the Company's Board of Directors.

Since the Company’s inception on June 4, 2008, through its most recent fiscal year ended July 31, 2012, and subsequent interim periods preceding this change of independent auditors, the Company is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company is not aware of any reportable events (as defined in Item 304(a)(iv) or (v) of Regulation S-K) that have occurred during the two most recent fiscal years and the interim periods preceding the dismissal of the Former Accountant.

The Company has engaged the firm of Anton Chia, (the “New Accountant”), as its new principle independent accountant effective December 12, 2012, to audit our financial records. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted the New Accountant regarding either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that the Company considered an important factor in reaching a decision as to the accounting or financial reporting issue; or any matter that was either the subject of a disagreement or event (as defined in Item 304(a)(iv) or (v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit 16.1 - Responsive Letter from De Joya Griffith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE GOLD CORPORATION.
Date: January 8, 2013	By: /s/ Jon Fullenkamp
Jon Fullenkamp
Chairman of the Board

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